                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: August 18, 2003
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                       WEST PHARMACEUTICAL SERVICES, INC.

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               (Exact name of registrant as specified in charter)

     Pennsylvania                   1-8036                     23-1210010
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

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       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (610) 594-2900
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              (Registrant's telephone number, including area code)

                             ---------N/A--------

          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

         On August 18, 2003 West Pharmaceutical Services, Inc.(the "Company")
         issued a press release announcing the appointment of Linda R. Altemus to the newly created position of Vice President and Chief Compliance
         Officer.  A copy of the press release is attached hereto as Exhibit
         99.1 and is incorporated herein by reference.

         On August 18, 2003 West Pharmaceutical Services, Inc. (the "Company")
         issued a press release announcing the appointment of William J. Federici as the Company's Chief Financial Officer.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits:

        Exhibit #  Description

        99.1       West Pharmaceutical Services, Inc. Press Release, dated
                   August 18, 2003.

        99.2       West Pharmaceutical Services, Inc. Press Release, dated
                   August 18, 2003.

          SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                    WEST PHARMACEUTICAL SERVICES, INC.

Date:  August 20, 2003              By: /s/ William J. Federici
                                        -------------------------------
                                        William J. Federici
                                        Vice President and
                                        Chief Financial Officer

                                 Exhibit Index

99.1   West Pharmaceutical Services, Inc. Press Release, dated August 18, 2003.

99.2   West Pharmaceutical Services, Inc. Press Release, dated August 18, 2003.